                                                                  EXHIBIT 10.16

FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                               WARRANT TO PURCHASE
                      SHARES OF SERIES C PREFERRED STOCK OF
                               MERCURY MAIL, INC.
                           (VOID AFTER JULY 24, 2001)

         This certifies that ________________________________________________,
(the "Holder"), or assigns, for value received, is entitled, subject to the conditions set forth herein, to purchase from Mercury Mail, Inc., a Delaware corporation (the "Company"), having a place of business at 707 17th Street, Suite 2850, Denver, Colorado 80202, a total of ______ fully paid and nonassessable shares (the "Shares") of the Company's Series C Preferred Stock ("Series C Stock") or any security into or for which such Series C Stock may hereafter be converted or exchanged pursuant to the Certificate of Incorporation of the Company as from time to time amended as provided by law (including the conversion of all Series C Stock into shares of the Company's Common Stock in the circumstances described in the Certificate of Incorporation) at a price of Four Dollars ($4.00) per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Mountain Time) on the earlier of (i) July 24, 2001; or (ii) the closing of a consolidation or merger of the Company with or into any other corporation or corporations where more than 51% of the voting power of the Company is disposed of, or a sale, conveyance or disposition of all or substantially all of the assets of the Company, such earlier day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Subscription Form attached hereto as Exhibit A duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         1.1. GENERAL. This Warrant is exercisable at the option of the Holder at any time or from time to time, up to the Expiration Date for all or any part of the shares of Series C Stock (but not for a fraction of a share) which may be purchased hereunder.

         1.2. ISSUANCE OF CERTIFICATES. The Company agrees that the shares of Series C Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Subscription Form (a copy of which is attached hereto as Exhibit A) delivered and payment made for such shares. Certificates


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for the shares of Series C Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time (not to exceed three (3) business days) after the rights represented by this Warrant have been so exercised. Each stock certificate so delivered shall be in such denominations of Series C Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or, subject to the provisions of Section 4, such Holder's designee. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time.

         1.3. CASHLESS EXERCISE. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash (x) the Holder may pay the exercise price by surrendering shares of Series C Stock or other equity securities of the Company with an aggregate fair market value equal to the aggregate Stock Purchase Price, or (y) if the fair market value of one share of the Company's Series C Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Series C Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

Where             X =      the number of shares of Series C Stock to be issued
                           to the Holder

                  Y = the number of shares of Series C Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Company's Series C Stock (at the date of such calculation)

                  B = Stock Purchase Price (as adjusted to the date of such calculation)

    For purposes of the above calculation, the fair market value of one share of Series C Stock shall be determined by the Company's Board of Directors in good faith but shall in no event be less than the then-current liquidation value thereof; provided, however, that in the event the Company makes an initial public offering of its Common Stock the fair market value per share shall mean:
(i) if the Warrant is being converted in connection with and contingent upon a public offering of the Common Stock, and if the Company's registration statement relating to such public offering has been declared effective by the U.S. Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Series C Stock is


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then convertible; or (ii) if the Warrant is not being converted in connection with and contingent upon a public offering of the Company's securities, then as follows: (x) if traded on a securities exchange or the NASDAQ National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the 30-day period ending five business days prior to the date of calculation, and the fair market value of the Series C Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series C Stock is then convertible or
(y) if otherwise traded in an over-the-counter market, fair market value of the Common Stock shall be deemed to be the average of the closing bid and ask prices of the Common Stock over the 30-day period ending five business days prior to the date of calculation, and the fair market value of the Series C Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series C Stock is then convertible.

1. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Series C Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Series C Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Series C Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Series C Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) (i) if the total number of shares of Series C Stock issuable after such action upon exercise of all outstanding warrants and options, together with all shares of Series C Stock then outstanding and all shares of Series C Stock then issuable upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Series C Stock then authorized by the Company's Certificate of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all outstanding shares of Series C Stock, together with all shares of Common Stock then issuable upon the conversion of all shares of Series C Stock then issuable upon exercise of all outstanding warrants and options, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all warrants and options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

2. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and


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the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

         2.1. SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Series C Stock or Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Series C Stock or Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         2.2. DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the Holders of Series C Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

       2.2.1. Series C Stock or Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Series C Stock or Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

       2.2.2. Any cash paid or payable otherwise than as a cash dividend out of current earnings; or

       2.2.3. Series C Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than (i) shares of Series C Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.3 below);

    then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Series C Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses 3.2.2 and 3.2.3 above) which such Holder would hold on the date of such exercise had he been the holder of record of such Series C Stock as of the date on which holders of Series C Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

         2.3. REORGANIZATION, RECLASSIFICATION OR RECAPITALIZATION. If any recapitalization, reclassification or capital reorganization of the capital stock of the Company shall be effected in such a way that holders of Series C Stock shall be entitled to receive stock, securities, or other assets or property (a "Restructuring"), then, as a condition of such Restructuring, lawful and


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adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of or in addition to the shares of the Series C Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Series C Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby and appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

         2.4. ISSUANCE OF SERIES C PREFERRED. In the event that the Company issues shares of its Series C Stock at a price per share less than the Stock Purchase Price then in effect, the Stock Purchase Price shall immediately be adjusted to equal the price at which such Series C Stock was so issued.

         2.5. NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price, any increase or decrease in the number of shares purchasable upon the exercise of this Warrant or any change in the securities or other property deliverable upon exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's President and shall state the Stock Purchase Price resulting from such adjustment, the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant or the amount of securities or other property deliverable upon such exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         2.6. OTHER NOTICES. If at any time:

        2.6.1. the Company shall declare any cash dividend upon its Series C Stock or Common Stock;

        2.6.2. the Company shall declare any dividend upon its Series C Stock or Common Stock payable in stock or make any special dividend or other distribution to the holders of its Series C Stock or Common Stock;

        2.6.3. there shall be any Restructuring;

        2.6.4. there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

        2.6.5. there shall be an initial public offering of Company securities;

then, in any one or more of said cases, the Company shall give, by first class mail,


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postage prepaid, addressed to the Holder of this Warrant at the address of such
Holder as shown on the books of the Company, (a) at least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such Restructuring, dissolution, liquidation or winding-up, and (b) in the case of any such Restructuring, dissolution, liquidation, winding-up or public offering, at least ten (10) days prior written notice of the date when the same shall take place; provided, however, that if any response on the part of the Holder is otherwise required, the Holder shall make its best efforts to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Series C Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Series C Stock shall be entitled to exchange their Series C Stock for securities or other property deliverable upon such Restructuring, dissolution, liquidation, winding-up or public offering, as the case may be.

         2.7. CERTAIN EVENTS. If any change in the outstanding Series C Stock of the Company or any other event occurs as to which the other provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

3. ISSUE TAX. The issuance of certificates for shares of Series C Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

4. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Series C Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

5. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provision hereof in the absence of affirmative action by the holder to purchase shares of Series C Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability


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of such holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors. Notwithstanding the foregoing, the Company will transmit to the Holder (including Holder's successors) such information, documents and reports as are generally distributed to all of the holders of any class or series of the securities of the Company concurrently with the distribution thereof to such stockholders.

6. STOCKHOLDERS AGREEMENT. The registration and other rights of the Holder (including Holder's successors) with respect to this Warrant and the underlying stock will be the same as granted to the holders of the Company's Series C Stock under that certain Amended and Restated Stockholders Agreement dated as of July 24, 1997, as amended, by and among the Company and certain stockholders of the Company.

7. TRANSFER RESTRICTIONS. Subject to (i) the prior written consent of the Company (which consent shall not be unreasonably withheld) and (ii) compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed and in compliance with such provisions.

8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Series C Stock issued upon exercise of this Warrant, referred to in Sections 7 and 8 shall survive the exercise of this Warrant.

9. MODIFICATION AND WAIVER. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of Warrants representing a majority of the Common Stock into which the Warrant may be converted. Any waiver or amendment effected in accordance with this Section 10 shall be binding upon the holder of this Warrant and the holder of any securities into which this Warrant may be converted, and upon the Company.

10. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holder as follows:

         10.1. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and the rules of law and principles of equity governing specific performance, injunctive relief and other equitable remedies;

         10.2. The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

         10.3. The rights, preferences, privileges and restrictions granted to or imposed upon the Series C Stock and the holders thereof are as set forth in the Certificate of Incorporation of the


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Company as amended to the date of grant of this Warrant, a true and complete copy of which has been delivered to the Holder;

         10.4. The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Certificate of Incorporation then in effect will be validly issued, fully paid and non-assessable;

         10.5. The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the termsof the Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal or state securities laws, which filings will be effected by the time required thereby; and

         10.6. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by first-class mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado.

13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a


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sum in cash equal to such fraction multiplied by the then effective fair market value of the Series C Stock.

15. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

16. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the Holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by the Holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

17. NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

18. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

19. RECOVERY OF LITIGATION COSTS. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its President, thereunto duly authorized this 24th, day of July, 1997.

                                      MERCURY MAIL, INC.,
                                      a Delaware corporation




                                      Raymond H. Van Wagener, Jr.
                                      President



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                                    EXHIBIT A


                                SUBSCRIPTION FORM



                                                   Date:______________, 19___




Mercury Mail, Inc.
707 17th Street, Suite 2850
Denver, Colorado  80202
Attn:  President

Ladies and Gentlemen:


[_] The undersigned hereby elects to exercise the warrant issued to it by Mercury Mail, Inc. (the "Company") and dated _____________, 1997, Warrant No. PFW-___ (the "Warrant") and to purchase thereunder __________ shares of the Series C Preferred Stock of the Company (the "Shares") at a purchase price of ___ Dollars ($___) per Share, or an aggregate purchase price of ___________________________________
         ($__________) (the "Purchase Price").

[_] The undersigned hereby elects to convert ___________________ percent (___%) of the value of the Warrant pursuant to the provisions of
         Section 1.3 of the Warrant.

         Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.

                                      Very truly yours,





                                      By:


                                      Title:

                                    EXHIBIT B

                           INVESTMENT REPRESENTATIONS

THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO MERCURY MAIL, INC. ALONG WITH THE SUBSCRIPTION FORM BEFORE THE SERIES C PREFERRED STOCK ISSUABLE UPON EXERCISE OF THE WARRANT DATED JULY 24, 1997, WILL BE ISSUED.

                                                 _____________________, 1997

Mercury Mail, Inc.
707 17th Street, Suite 2850
Denver, Colorado 80202
Attn:  President

Ladies and Gentlemen:

         The undersigned, _________________________ ("Purchaser"), intends to acquire up to ______________ shares of the Series C Preferred Stock (the "Series C Stock") of Mercury Mail, Inc. (the "Company") from the Company pursuant to the exercise or conversion of certain Warrants to purchase Series C Stock held by Purchaser. The Series C Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Purchaser has been advised that the Series C Stock has not been registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter. Accordingly, Purchaser represents, warrants and agrees as follows:

         1. Purchaser is acquiring the Series C Stock for its own account and beneficial interest, to hold for investment and not for sale or with a view to distribution of the Series C Stock or any part thereof in violation of applicable securities laws.

         2. Each Purchaser acknowledges that it has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Series C Stock. Each Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Stock and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. Each Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

         3. Each Purchaser is an "accredited investor" as such term is defined in Rule 501 under the 1933 Act.

         4. Each Purchaser acknowledges that investment in the Series C
Stock involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Series C Stock for an indefinite period of time and to suffer a complete loss of its investment.

         5. Purchaser has been informed that under the 1933 Act, the Series C Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule
144) is available with respect to any proposed transfer or disposition by Purchaser of the Series C Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Series C Stock (except as permitted under Rule 144 or by the terms of the Series C Preferred Stock Purchase Agreement dated as of July 24, 1997) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required. Purchaser shall not make any sale, transfer or other disposition of the Series C Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.

         6. Purchaser also understands and agrees that there will be placed on the certificate(s) for the Series C Stock, or any substitutions therefor, a legend stating in substance:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws. These shares have been acquired for investment and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the 1933 Act and applicable state securities laws, or, except as provided by the terms of the Series C Preferred Stock Purchase Agreement, dated as of July 24, 1997, an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."

         Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Series C Stock with Purchaser's counsel.

                                    Very truly yours,





                                    By:

                                    Title:







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